UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018–19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Macro Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the sub-advisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in emerging markets and up to 50% in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (commonly known as “junk bonds” or “high yield” securities). The Fund may also invest, at the time of purchase, up to 50% of the Fund’s net assets in un-hedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund considers a country to be an emerging market if, at the time of investment it is represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), other options (including options on credit default swaps and options on currency forwards, futures and swaps), other futures, swaps, forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

Non-dollar securities may be held on a currency-hedged or -unhedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The

Western Asset Macro Opportunities Fund 2018 Annual Report	1

Fund overview (cont’d)

derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationiii (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, generally, posted weak results over the twelve-month reporting period ended October 31, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by a number of factors, including the December 2017 signing of the U.S. tax reform bill, solid economic growth in the U.S., four interest rate hikes by the Federal Reserve Board (the “Fed”)iv , concerns over a global trade war and geopolitical issues.

Both short- and long-term Treasury yields moved sharply higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.60% — its low for the period — and ended the period at 2.87%. The high for the period of 2.92% occurred on October 19 and October 22, 2018. The yield for the ten-year Treasury began the reporting period at 2.38% and ended the period at 3.15%. The low for the period of 2.32% occurred on several occasions in November 2017, and the peak for the period of 3.23% took place on October 5, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexv, returned -2.05% during the reporting period. Global high-yield bonds and emerging market debt also generated weak results. Over the reporting period, the Bloomberg Barclays Global High Yield Index (USD hedged)vi returned -0.95% and the EMBI Global returned -5.27%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s risk exposure by trimming its exposure to emerging markets currencies, as well as cutting outright positions in the Russian ruble, Brazilian real, Mexican peso, Turkish lira and Argentine peso. We have actively managed/reduced outright duration levels in the U.S., moving some duration from long-dated rates to the short-dated area. We also cut the Fund’s exposure to German durationvii. Elsewhere, we trimmed the Fund’s high-yield corporate bond exposure to reduce our spread risk. The reduction in rates, spread and currency volatility had the effect of materially reducing the portfolio’s overall volatility from where we entered the calendar year. We will continue to trim positions as needed, but are trying to maintain current positions in line with our longer-term views.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar futures, futures on Australian, Canadian, French, German, Italian, Japanese, U.S. and UK Treasuries, options on French, German, Italian and U.S. Treasury futures, as well as interest rate swaps, were used to manage the Fund’s duration and yield curveviii positioning. Interest rate derivatives exhibited negative performance, but the use of these instruments

2	Western Asset Macro Opportunities Fund 2018 Annual Report

enhanced the overall liquidity of the Fund. Currency forwards, futures and options were utilized to manage the Fund’s currency positioning and detracted from performance. Single-name and index (CDX, ITRX and CMBX) credit default swaps and swaptions on CDX were used to tactically manage the Fund’s high-yield and investment grade credit and commercial mortgage-backed security exposures. They were a small contributor to performance during the reporting period.

Performance review

For the twelve months ended October 31, 2018, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned -7.75%. The Fund’s unmanaged benchmark the ICE BofAML USD LIBOR 3-Month Constant Maturity Indexix returned 1.86% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned -0.07% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	-7.25%	-7.75%
Class A2	-7.14%	-7.63%
Class C	-7.53%	-8.38%
Class FI	-7.27%	-7.80%
Class I	-7.08%	-7.45%
Class IS	-7.15%	-7.45%
ICE BofAML USD LIBOR 3-Month Constant Maturity Index	1.16%	1.86%
Lipper Alternative Credit Focus Funds Category Average[1]	-0.58%	-0.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2018 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 3.51%, 3.43%, 3.02%, 3.70%, 4.03% and 4.15%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class FI shares would have been 3.69%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 259 funds for the six-month period and among the 248 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Macro Opportunities Fund 2018 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018 the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.55%, 3.23%, 2.30%, 1.58%, 1.30% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.85% for Class A2 shares. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its developed market foreign exchange (FX) positioning. In particular, a short position in the euro was beneficial as the currency weakened versus the U.S. dollar over the period.

The Fund’s allocation to securitized products was additive for performance as these securities generated a positive return during the reporting period. Elsewhere, an allocation to high-yield corporate bonds contributed to results as they were supported by generally robust earnings, overall solid demand and moderating supply.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its emerging markets exposure. In particular, long positions in the Argentine peso, Russian ruble, Turkish lira and Indian rupee were negative for returns as they all weakened versus the U.S. dollar over the period. Looking at emerging markets debt, the negative effect of an exposure to rates in Mexico was only partially offset by the positive effect of the Fund’s exposure to Brazilian rates.

Duration was also a detractor from performance. This was mainly as a result of overall long duration positioning in the U.S. as rates rose across the yield curve during the reporting period.

4	Western Asset Macro Opportunities Fund 2018 Annual Report

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

November 20, 2018

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 46 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Corporate Bonds & Notes (30.2%), Sovereign Bonds (27.9%), U.S. Government & Agency Obligations (19.3%), Collateralized Mortgage Obligations (7.5%) and Asset-Backed Securities (2.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Macro Opportunities Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

ICE BofAML USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

6	Western Asset Macro Opportunities Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.25%	$1,000.00	$927.50	1.62%	$7.87	Class A	5.00%	$1,000.00	$1,017.04	1.62%	$8.24
Class A2	-7.14	1,000.00	928.60	1.71	8.31	Class A2	5.00	1,000.00	1,016.59	1.71	8.69
Class C	-7.53	1,000.00	924.70	2.32	11.26	Class C	5.00	1,000.00	1,013.51	2.32	11.77
Class FI	-7.27	1,000.00	927.30	1.69	8.21	Class FI	5.00	1,000.00	1,016.69	1.69	8.59
Class I	-7.08	1,000.00	929.20	1.33	6.47	Class I	5.00	1,000.00	1,018.50	1.33	6.77
Class IS	-7.15	1,000.00	928.50	1.22	5.93	Class IS	5.00	1,000.00	1,019.06	1.22	6.21

8	Western Asset Macro Opportunities Fund 2018 Annual Report

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Macro Opportunities Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/18	-7.75%	-7.63%	-8.38%	-7.80%	-7.45%	-7.45%
Five Years Ended 10/31/18	3.92	N/A	3.17	3.86	4.18	4.24
Inception* through 10/31/18	4.70	2.50	3.94	4.64	4.95	5.03

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/18	-11.65%	-11.55%	-9.26%	-7.80%	-7.45%	-7.45%
Five Years Ended 10/31/18	3.03	N/A	3.17	3.86	4.18	4.24
Inception* through 10/31/18	3.83	0.16	3.94	4.64	4.95	5.03

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/18)	26.77%
Class A2 (Inception date of 12/14/16 through 10/31/18)	4.75
Class C (Inception date of 8/30/13 through 10/31/18)	22.14
Class FI (Inception date of 8/30/13 through 10/31/18)	26.41
Class I (Inception date of 8/30/13 through 10/31/18)	28.37
Class IS (Inception date of 8/30/13 through 10/31/18)	28.88

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013. Inception date for Class A2 shares is December 14, 2016.

10	Western Asset Macro Opportunities Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. ICE BofAML USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2018

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. ICE BofAML USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2018

Western Asset Macro Opportunities Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the ICE BofAML USD LIBOR 3-Month Constant Maturity Index. The ICE BofAML USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C, FI, I and IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	Western Asset Macro Opportunities Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — October 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund
Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index

Western Asset Macro Opportunities Fund 2018 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — October 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund
Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index

14	Western Asset Macro Opportunities Fund 2018 Annual Report

Schedule of investments

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 30.2%
Communication Services — 1.8%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	480,000	$482,400
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	480,000	454,200	(a)
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	1,470,000	1,271,462
Total Diversified Telecommunication Services				2,208,062
Media — 1.2%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	870,000	836,018	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	290,000	284,562	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	290,000	273,688	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	70,000	65,406	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	4.200%	3/15/28	4,300,000	4,035,077
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	5.375%	4/1/38	1,000,000	920,529
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	6.834%	10/23/55	2,610,000	2,728,849
Comcast Corp., Senior Notes	4.700%	10/15/48	5,150,000	5,020,714
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000	606,162
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	1,850,000	1,793,390	(a)
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	190,000	210,125
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	300,000	280,875	(a)
Total Media				17,055,395
Wireless Telecommunication Services — 0.4%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	870,000	880,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	20,000	21,900
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	200,000	200,650	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	650,000	676,813
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	3,870,000	3,735,837
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	410,000	388,508
Total Wireless Telecommunication Services				5,904,583
Total Communication Services				25,168,040
Consumer Discretionary — 1.3%
Auto Components — 0.1%
IHO Verwaltungs GmbH, Senior Secured Notes, (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	420,000	408,450	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Notes, (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	420,000	379,050	(a)(b)
Total Auto Components				787,500

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Consumer Services — 0.0%
Wesleyan University, Senior Notes	4.781%	7/1/2116	580,000		$547,930
Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	650,000		611,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,240,000		1,188,850
Sands China Ltd., Senior Notes	5.125%	8/8/25	760,000		746,257	(a)
Sands China Ltd., Senior Secured Notes	4.600%	8/8/23	540,000		533,930	(a)
Total Hotels, Restaurants & Leisure					3,080,037
Household Durables — 0.0%
PulteGroup Inc., Senior Notes	6.375%	5/15/33	320,000		298,400
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	400,000		354,500
Total Household Durables					652,900
Internet & Direct Marketing Retail — 1.0%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000		377,324
Amazon.com Inc., Senior Notes	4.050%	8/22/47	6,100,000		5,693,877
Amazon.com Inc., Senior Notes	4.250%	8/22/57	8,520,000		8,010,136
Total Internet & Direct Marketing Retail					14,081,337
Total Consumer Discretionary					19,149,704
Consumer Staples — 1.0%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	2,770,000		2,637,351
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	310,000		293,084
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,000,000		962,928
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	970,000		875,855
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	160,000		164,104
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	390,000		372,450	(a)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	920,000		992,027	(a)
Total Beverages					6,297,799
Food Products — 0.3%
Fonterra Co-operative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	143,290	(c)
Kraft Heinz Foods Co., Senior Notes	4.125%	7/1/27	2,140,000	GBP	2,922,698	(c)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,010,000		951,784
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	320,000		310,000	(a)
Total Food Products					4,327,772
Tobacco — 0.2%
BAT Capital Corp., Senior Notes	3.557%	8/15/27	2,020,000		1,851,312	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	1,530,000		1,337,219	(a)
Reynolds American Inc., Senior Notes	6.150%	9/15/43	200,000		211,895
Total Tobacco					3,400,426
Total Consumer Staples					14,025,997

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 4.8%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	3.800%	11/15/25	970,000	$945,058
Halliburton Co., Senior Notes	4.850%	11/15/35	1,250,000	1,259,212
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,160,000	1,125,200	(a)
Total Energy Equipment & Services				3,329,470
Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp., Senior Notes	3.450%	7/15/24	490,000	466,104
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	1,300,000	1,354,550
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,010,000	885,985
Apache Corp., Senior Notes	5.100%	9/1/40	3,700,000	3,456,164
Apache Corp., Senior Notes	4.750%	4/15/43	1,260,000	1,122,804
Berry Petroleum Co. Escrow	—	—	440,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,170,000	1,199,250	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	380,000	373,350
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	130,000	131,950
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,040,000	993,200
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	900,000	940,500	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,950,000	2,076,002
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	29,905
Devon Energy Corp., Senior Notes	5.000%	6/15/45	840,000	778,478
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,310,000	2,420,880
Ecopetrol SA, Senior Notes	4.125%	1/16/25	2,600,000	2,486,250
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,470,000	2,500,134
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	1,819,738
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	780,000	698,415	(g)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	9.375%	5/1/24	910,000	696,150	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	2,200,000	1,490,500	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,090,000	640,375
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,210,000	1,170,536
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	950,000	959,500
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	1,040,000	1,165,551
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	540,000	525,800
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	540,000	541,272
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	390,000	387,317
Magnum Hunter Resources Corp. Escrow	—	—	1,610,000	0	*(d)(e)(f)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	290,000	300,875	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	17

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
MEG Energy Corp., Senior Notes	6.375%	1/30/23	460,000		$445,050	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	410,000		403,850	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	1,060,000		1,086,799
MPLX LP, Senior Notes	4.875%	6/1/25	500,000		510,434
Noble Energy Inc., Senior Notes	3.850%	1/15/28	1,580,000		1,451,417
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	578,000		582,335
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	550,000		552,105
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	130,000		125,811
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	790,000		730,332
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,450,000		2,543,957
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	4,230,000		4,022,730
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	2,610,000		2,322,900
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,050,000		2,546,780
QEP Resources Inc., Senior Notes	5.250%	5/1/23	370,000		356,125
QEP Resources Inc., Senior Notes	5.625%	3/1/26	40,000		37,800
Range Resources Corp., Senior Notes	5.875%	7/1/22	280,000		282,800
Range Resources Corp., Senior Notes	5.000%	3/15/23	200,000		194,000
Range Resources Corp., Senior Notes	4.875%	5/15/25	590,000		548,700
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000		1,289,150	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,470,000		2,446,747	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	2,590,000		2,496,889
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	40,000		39,100
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,175,000		1,175,000	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,350,000		1,622,725
Transocean Pontus Ltd., Senior Secured Notes	6.125%	8/1/25	258,000		257,033	(a)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	1,570,000		1,863,773
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,140,000		1,497,572
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,210,000		1,365,787
Total Oil, Gas & Consumable Fuels					64,409,236
Total Energy					67,738,706
Financials — 14.5%
Banks — 13.0%
ABN AMRO Bank NV, Junior Subordinated Notes (5.750% to 9/22/20 then EUR 5 year Swap Rate + 5.452%)	5.750%	9/22/20	4,500,000	EUR	5,351,771	(c)(g)(h)
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	11/21/18	1,400,000		1,148,000	(g)(h)

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (6.125% to 11/16/27 then USD 5 year Swap Rate + 3.870%)	6.125%	11/16/27	1,600,000		$1,382,000	(g)(h)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (8.875% to 4/14/21 then EUR 5 year Swap Rate + 9.177%)	8.875%	4/14/21	5,400,000	EUR	6,814,334	(c)(g)(h)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,830,000		1,797,993	(a)(g)(h)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	830,000		819,426	(a)(g)(h)
Banco Santander SA, Junior Subordinated Notes (6.250% to 9/11/21 then EUR 5 year Swap Rate + 5.640%)	6.250%	9/11/21	5,700,000	EUR	6,636,824	(c)(g)(h)
Banco Santander SA, Junior Subordinated Notes (6.375% to 5/19/19 then USD 5 year Swap Rate + 4.788%)	6.375%	5/19/19	2,000,000		1,977,226	(c)(g)(h)
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	6,260,000		6,080,025	(g)(h)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	3,810,000		3,914,775	(g)(h)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	1,430,000		1,474,688	(g)(h)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	6,170,000		6,003,337
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	410,000		438,444
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year Swap Rate + 4.842%)	7.750%	9/15/23	1,780,000		1,780,356	(g)(h)
Barclays PLC, Junior Subordinated Notes (8.000% to 12/15/20 then EUR 5 year Swap Rate + 6.750%)	8.000%	12/15/20	4,300,000	EUR	5,337,919	(g)(h)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	2,930,000		2,848,779	(g)
BNP Paribas SA, Junior Subordinated Notes (6.125% to 6/17/22 then EUR 5 year Swap Rate + 5.230%)	6.125%	6/17/22	2,424,000	EUR	2,948,000	(c)(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.000% to 8/16/28 then USD 5 year Swap Rate + 3.980%)	7.000%	8/16/28	200,000		197,500	(a)(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	2,990,000		3,075,962	(a)(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year Swap Rate + 6.314%)	7.625%	3/30/21	1,320,000		1,374,450	(a)(g)(h)
BPCE SA, Subordinated Notes (2.750% to 11/30/22 then EUR 5 year Swap Rate + 2.370%)	2.750%	11/30/27	4,500,000	EUR	5,360,696	(c)(g)
Citigroup Inc., Junior Subordinated Notes (5.350% to 5/15/23 them 3 mo. USD LIBOR + 3.466%)	5.350%	5/15/23	450,000		433,125	(g)(h)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	11,210,000		11,062,869	(g)(h)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	19

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	1,720,000		$1,711,830	(g)(h)
Citigroup Inc., Senior Notes	8.125%	7/15/39	791,000		1,107,642
Citigroup Inc., Senior Notes	4.650%	7/30/45	825,000		791,917
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	1,910,000		1,898,126
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,590,000		1,548,977
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,870,000		1,775,161
Compass Bank, Subordinated Notes	3.875%	4/10/25	490,000		465,893
Cooperatieve Rabobank UA, Junior Subordinated Notes (6.625% to 6/29/21 then EUR 5 year Swap Rate + 6.697%)	6.625%	6/29/21	5,400,000	EUR	6,732,589	(c)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (6.500% to 6/23/21 then EUR 5 year Swap Rate + 5.120%)	6.500%	6/23/21	2,672,000	EUR	3,268,526	(c)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	3,250,000		3,494,049	(a)(g)(h)
Danske Bank A/S, Junior Subordinated Notes (5.875% to 4/6/22 then EUR 5 year Swap Rate + 5.471%)	5.875%	4/6/22	4,220,000	EUR	4,845,433	(c)(g)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	1,520,000		1,478,200	(g)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		837,425	(g)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	570,000		553,755	(g)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,800,000		1,692,000	(g)(h)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	650,000		640,578
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	2,750,000		2,724,583	(g)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	590,000		574,696
ING Groep NV, Subordinated Notes (2.500% to 2/15/24 then EUR 5 year Swap Rate + 2.150%)	2.500%	2/15/29	4,400,000	EUR	5,093,181	(c)(g)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Rate + 6.884%)	7.000%	1/19/21	5,527,000	EUR	6,393,260	(c)(g)(h)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	200,000		176,531	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	410,000		364,513	(a)
KBC Group NV, Subordinated Notes (1.875% to 3/11/22 then EUR 5 year Swap Rate + 1.500%)	1.875%	3/11/27	2,600,000	EUR	3,004,824	(c)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,430,000		1,506,863	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000		1,418,039
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000		1,113,478
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000		411,466

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	11,480,000		$11,327,562
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	680,000		654,653	(a)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	440,000		438,518	(a)
Societe Generale SA, Subordinated Notes (2.500% to 9/16/21 then EUR 5 year Swap Rate + 1.830%)	2.500%	9/16/26	4,500,000	EUR	5,269,125	(c)(g)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,200,000		1,201,624	(a)
UniCredit SpA, Junior Subordinated Notes (6.625% to 6/3/23 then EUR 5 year Swap Rate + 6.387%)	6.625%	6/3/23	7,790,000	EUR	8,282,967	(c)(g)(h)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	12/6/18	13,597,000		13,274,071	(g)(h)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	847,000		873,469	(g)(h)
Wells Fargo & Co., Senior Notes	3.550%	9/29/25	2,290,000		2,197,838
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	4,960,000		4,878,871
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	1,420,000		1,289,228
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	500,000		476,264
Total Banks					184,046,224
Capital Markets — 1.1%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year Swap Rate + 4.332%)	7.250%	9/12/25	300,000		297,375	(a)(g)(h)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	1,770,000		1,805,400	(a)(g)(h)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,130,000		3,063,160
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	12/6/18	149,000		119,573	(g)(h)
Goldman Sachs Capital III, Junior Subordinated Notes (3 mo. USD LIBOR + 0.770%, 4.000% floor)	4.000%	12/6/18	96,000		77,040	(g)(h)
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	570,000		555,852
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000		594,151
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000		1,987,718
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	4,590,000		4,504,096
UBS Group Funding Switzerland AG, Senior Notes (5.750% to 2/19/22 then EUR 5 year Swap Rate + 5.287%)	5.750%	2/19/22	2,080,000	EUR	2,565,553	(c)(g)(h)
Total Capital Markets					15,569,918
Consumer Finance — 0.0%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	240,000		289,800
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	333,000		337,598
DAE Funding LLC, Senior Notes	4.500%	8/1/22	194,000		189,635	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	21

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
DAE Funding LLC, Senior Notes	5.000%	8/1/24	200,000	$195,500	(a)
ILFC E-Capital Trust I ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.780%	12/21/65	740,000	656,750	(a)(g)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000	674,544
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	342,000	340,717	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	560,000	555,940	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/24	1,020,000	769,122	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/38	200,000	58,406	(a)
Total Diversified Financial Services				3,778,212
Insurance — 0.1%
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,910,000	1,976,147	(a)
Total Financials				205,660,301
Health Care — 3.7%
Health Care Equipment & Supplies — 0.4%
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	4,020,000	3,781,619
DJO Finance LLC/DJO Finance Corp.	10.750%	4/15/20	1,420,000	1,402,250
DJO Finance LLC/DJO Finance Corp.	8.125%	6/15/21	1,170,000	1,183,689	(a)
Total Health Care Equipment & Supplies				6,367,558
Health Care Providers & Services — 1.1%
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	990,000	898,685
Catholic Health Initiatives, Secured Notes	4.350%	11/1/42	1,720,000	1,516,391
Centene Corp., Senior Notes	4.750%	5/15/22	180,000	181,125
Centene Corp., Senior Notes	6.125%	2/15/24	290,000	303,775
Centene Corp., Senior Notes	4.750%	1/15/25	610,000	604,028
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,130,000	1,090,675
CVS Health Corp., Senior Notes	5.050%	3/25/48	7,080,000	6,929,483
DaVita Inc., Senior Notes	5.000%	5/1/25	60,000	56,925
Dignity Health, Secured Notes	5.267%	11/1/64	760,000	729,342
Hackensack Meridian Health Inc., Secured Notes	4.211%	7/1/48	1,060,000	1,000,094
HCA Inc., Senior Notes	5.375%	2/1/25	340,000	342,975
HCA Inc., Senior Notes	5.625%	9/1/28	40,000	39,700
HCA Inc., Senior Secured Notes	4.500%	2/15/27	240,000	233,700
HCA Inc., Senior Secured Notes	5.500%	6/15/47	80,000	78,920
Universal Hospital Services Inc.	7.625%	8/15/20	150,000	150,375
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	790,000	790,866
Total Health Care Providers & Services				14,947,059

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 2.2%
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	70,000	$66,123
Bausch Health Cos. Inc., Senior Notes	7.500%	7/15/21	1,100,000	1,119,250	(a)
Bausch Health Cos. Inc., Senior Notes	5.625%	12/1/21	960,000	948,000	(a)
Bausch Health Cos. Inc., Senior Notes	5.500%	3/1/23	1,440,000	1,369,800	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	20,620,000	19,015,764	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	830,000	868,388	(a)
Bausch Health Cos. Inc., Senior Notes	9.250%	4/1/26	6,030,000	6,339,037	(a)
Bausch Health Cos. Inc., Senior Notes	8.500%	1/31/27	80,000	81,600	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	920,000	965,715	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	460,000	452,525	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	600,000	559,923
Total Pharmaceuticals				31,786,125
Total Health Care				53,100,742
Industrials — 1.2%
Aerospace & Defense — 0.2%
United Technologies Corp., Senior Notes	4.125%	11/16/28	2,290,000	2,253,797
Air Freight & Logistics — 0.3%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	2,220,000	2,231,921
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,450,000	1,491,688	(a)
Total Air Freight & Logistics				3,723,609
Airlines — 0.0%
American Airlines 2013-2 Class B Pass Through Trust	5.600%	7/15/20	328,408	333,744	(a)
Commercial Services & Supplies — 0.1%
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	410,000	412,562
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	310,000	304,963
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	230,000	233,103
Total Commercial Services & Supplies				950,628
Industrial Conglomerates — 0.2%
General Electric Co., Senior Notes	5.875%	1/14/38	1,270,000	1,314,943
General Electric Co., Senior Notes	6.875%	1/10/39	1,790,000	2,058,712
Total Industrial Conglomerates				3,373,655
Machinery — 0.4%
BlueLine Rental Finance Corp./BlueLine Rental LLC, Secured Notes	9.250%	3/15/24	5,950,000	6,217,750	(a)
Total Industrials				16,853,183
Information Technology — 0.6%
Communications Equipment — 0.0%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	320,000	286,455	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	23

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.0%
First Data Corp., Senior Notes	7.000%	12/1/23	70,000	$72,634	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	730,000	723,612	(a)
Total IT Services				796,246
Software — 0.3%
Microsoft Corp., Senior Notes	3.300%	2/6/27	3,700,000	3,593,728
Microsoft Corp., Senior Notes	3.700%	8/8/46	800,000	738,171
Total Software				4,331,899
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	2,510,000	2,513,501	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,430,000	1,442,722	(a)
Total Technology Hardware, Storage & Peripherals				3,956,223
Total Information Technology				9,370,823
Materials — 0.5%
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	250,000	235,000	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	480,000	468,000	(a)
Total Containers & Packaging				703,000
Metals & Mining — 0.4%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	560,000	529,341	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	270,000	246,276	(a)
Anglo American Capital PLC, Senior Notes	4.500%	3/15/28	640,000	603,552	(a)
Arconic Inc., Senior Notes	5.870%	2/23/22	780,000	795,210
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	1,880,000	2,039,800	(a)(g)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	10,000	9,275
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	40,000	37,200
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,190,000	1,086,712	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	920,000	853,376
Total Metals & Mining				6,200,742
Total Materials				6,903,742
Utilities — 0.8%
Electric Utilities — 0.8%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000	1,696,384	(a)
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	2,070,000	1,980,339
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	5,630,000	7,128,930
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	250,000	244,374
Total Utilities				11,050,027
Total Corporate Bonds & Notes (Cost — $435,087,982)				429,021,265

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 27.9%
Argentina — 2.4%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	67.546%	6/21/20	147,240,000	ARS	$4,655,845	(g)
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	114,350,000	ARS	2,646,436
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	76,600,000	ARS	1,917,727
Argentine Bonos del Tesoro, Bonds	15.500%	10/17/26	69,530,000	ARS	1,624,895
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	5,820,000		5,245,275
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	1,870,000		1,636,250
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	1,620,000		1,353,713
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	5,560,000		4,295,100
Argentine Republic Government International Bond, Senior Notes	8.280%	12/31/33	2,874,178		2,478,978
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	1,040,000		818,350
Argentine Republic Government International Bond, Senior Notes	7.125%	6/28/2117	7,340,000		5,481,218
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	850,000		762,884	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,970,000		1,549,425	(a)
Total Argentina					34,466,096
Australia — 0.4%
Australia Government Bond, Senior Notes	3.000%	3/21/47	8,330,000	AUD	5,771,013	(c)
Brazil — 3.6%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	84,489,000	BRL	23,499,564
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	45,271,000	BRL	12,494,246
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,469,000	BRL	664,894
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	1,730,000		1,672,235
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	14,720,000		12,337,200
Total Brazil					50,668,139
China — 0.6%
China Government Bond, Senior Notes	4.000%	5/22/24	2,000,000	CNY	290,346	(c)
China Government Bond, Senior Notes	3.380%	11/21/24	11,000,000	CNY	1,540,834	(c)
China Government Bond, Senior Notes	3.390%	5/21/25	9,000,000	CNY	1,259,328	(c)
China Government Bond, Senior Notes	3.310%	11/30/25	10,500,000	CNY	1,461,699	(c)
China Government Bond, Senior Notes	3.480%	6/29/27	23,500,000	CNY	3,264,501	(c)
China Government Bond, Senior Notes	3.600%	6/27/28	2,000,000	CNY	279,880	(c)
China Government Bond, Senior Notes	4.290%	5/22/29	5,000,000	CNY	739,057	(c)
Total China					8,835,645

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	25

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 0.5%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	7,356,000		$7,550,934
Ecuador — 0.5%
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	2,000,000		2,067,500	(a)
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	2,000,000		1,867,500	(a)
Ecuador Government International Bond, Senior Notes	8.875%	10/23/27	3,480,000		3,071,970	(a)
Total Ecuador					7,006,970
Egypt — 0.6%
Egypt Government Bond, Bonds	15.160%	10/10/22	74,370,000	EGP	3,827,540
Egypt Government Bond, Bonds	15.250%	12/9/24	22,890,000	EGP	1,146,124
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	2,920,000		2,795,920	(a)
Total Egypt					7,769,584
Indonesia — 2.0%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	3,230,000		2,770,623
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	15,740,000,000	IDR	999,866
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	3,359,000,000	IDR	218,796
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	306,796,000,000	IDR	18,233,197
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	90,990,000,000	IDR	5,739,813
Total Indonesia					27,962,295
Italy — 1.3%
Italy Buoni Poliennali Del Tesoro, Bonds	2.000%	12/1/25	16,960,000	EUR	17,969,544
Japan — 0.4%
Japan Government Thirty Year Bond, Senior Notes	0.700%	6/20/48	620,000,000	JPY	5,258,656
Kuwait — 0.1%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	1,370,000		1,333,707	(a)
Mexico — 5.4%
Mexican Bonos, Bonds	8.000%	11/7/47	351,090,000	MXN	15,520,120
Mexican Bonos, Senior Notes	7.750%	11/23/34	37,920,000	MXN	1,676,203
Mexican Bonos, Senior Notes	7.750%	11/13/42	1,395,095,400	MXN	59,819,482
Total Mexico					77,015,805
Russia — 4.9%
Russian Federal Bond - OFZ, Bonds	7.400%	12/7/22	50,700,000	RUB	752,345
Russian Federal Bond - OFZ, Bonds	7.000%	1/25/23	588,780,000	RUB	8,603,546
Russian Federal Bond - OFZ, Bonds	7.000%	8/16/23	577,960,000	RUB	8,374,415
Russian Federal Bond - OFZ, Bonds	7.750%	9/16/26	534,720,000	RUB	7,820,819
Russian Federal Bond - OFZ, Bonds	8.150%	2/3/27	2,093,062,000	RUB	31,233,526
Russian Federal Bond - OFZ, Bonds	7.050%	1/19/28	885,554,000	RUB	12,287,152
Total Russia					69,071,803

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 3.3%
Republic of South Africa Government Bond	10.500%	12/21/26	200,980,000	ZAR	$14,459,934
Republic of South Africa Government Bond	7.000%	2/28/31	187,510,000	ZAR	10,118,867
Republic of South Africa Government Bond	6.500%	2/28/41	23,160,000	ZAR	1,057,613
Republic of South Africa Government Bond, Senior Notes	6.250%	3/31/36	458,000,000	ZAR	21,428,625
Total South Africa					47,065,039
Turkey — 1.0%
Turkey Government Bond	10.500%	8/11/27	29,360,000	TRY	3,595,413
Turkey Government International Bond, Senior Notes	6.125%	10/24/28	12,520,000		11,194,232
Total Turkey					14,789,645
United Arab Emirates — 0.9%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	10,260,000		9,853,088	(a)
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	3,270,000		3,034,122	(a)
Total United Arab Emirates					12,887,210
Total Sovereign Bonds (Cost — $477,327,395)					395,422,085
U.S. Government & Agency Obligations — 19.3%
U.S. Government Obligations — 19.3%
U.S. Treasury Bonds	4.250%	11/15/40	18,360,000		20,895,617
U.S. Treasury Bonds	3.750%	11/15/43	44,255,000		46,873,997
U.S. Treasury Bonds	3.000%	2/15/47	73,030,300		67,719,913
U.S. Treasury Bonds	3.000%	5/15/47	16,663,000		15,438,335
U.S. Treasury Bonds	2.750%	8/15/47	58,529,000		51,506,663
U.S. Treasury Bonds	3.000%	2/15/48	11,715,000		10,835,917
U.S. Treasury Bonds	3.125%	5/15/48	32,243,000		30,586,138
U.S. Treasury Bonds	3.000%	8/15/48	29,340,000		27,134,916
U.S. Treasury Notes	3.000%	9/30/25	2,810,000		2,797,103
U.S. Treasury Notes	2.875%	8/15/28	590,000		576,091
Total U.S. Government & Agency Obligations (Cost — $292,115,536)					274,364,690
Collateralized Mortgage Obligations (j) — 7.5%
Alternative Loan Trust, 2005-J4 M2 (1 mo. USD LIBOR + 0.640%)	2.921%	7/25/35	364,304		359,716	(g)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO (-1.000 x 1 mo. USD LIBOR + 5.100%)	2.819%	5/25/35	565,515		30,397	(g)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.672%	4/10/49	377,764		232,220	(g)
Banc of America Funding Corp., 2015-R3 2A2	2.346%	2/27/37	4,236,866		3,636,286	(a)(g)
BCAP LLC Trust, 2011-RR5 4A2 (1 mo. USD LIBOR + 0.160%)	2.376%	11/26/36	5,590,000		3,592,857	(a)(g)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	27

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Bear Stearns ALT-A Trust, 2004-12 1M1 (1 mo. USD LIBOR + 0.930%)	3.211%	1/25/35	2,521,769	$2,506,363	(g)
BX Trust, 2017-IMC E (1 mo. USD LIBOR + 3.250%)	5.530%	10/15/32	4,660,000	4,676,422	(a)(g)
BX Trust, 2017-IMC F (1 mo. USD LIBOR + 4.250%)	6.530%	10/15/32	1,390,000	1,395,421	(a)(g)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	7.767%	5/15/37	6,500,000	6,271,993	(a)(g)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.481%	6/15/38	78,250	43,429	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	2.416%	6/27/46	249,113	248,154	(a)(g)
CSMC, 2015-2R 3A2	2.426%	4/27/36	4,060,000	3,087,415	(a)(g)
CSMC Trust, 2015-2R 7A2	3.603%	8/27/36	9,318,204	8,386,478	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk, 2015-HQ2 B (1 mo. USD LIBOR + 7.950%)	10.237%	5/25/25	1,581,469	1,954,959	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk, 2017-DNA2 B1 (1 mo. USD LIBOR + 5.150%)	7.431%	10/25/29	4,880,000	5,646,986	(g)
Federal National Mortgage Association (FNMA) - CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	7.281%	7/25/25	1,335,379	1,484,555	(a)(g)
Federal National Mortgage Association (FNMA) - CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	8.031%	7/25/29	3,400,000	4,110,668	(a)(g)
Federal National Mortgage Association (FNMA) - CAS, 2017-C01 1M2 (1 mo. USD LIBOR + 3.550%)	5.831%	7/25/29	4,590,000	4,976,171	(a)(g)
Federal National Mortgage Association (FNMA) - CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	5.881%	1/25/30	3,880,000	4,071,788	(a)
Federal National Mortgage Association (FNMA) - CAS, 2017-C07 1M2 (1 mo. USD LIBOR + 2.400%)	4.681%	5/25/30	3,540,000	3,641,481	(a)(g)
Federal National Mortgage Association (FNMA) - CAS, 2018-C01, 1B1 (1 mo. USD LIBOR + 3.550%)	5.831%	7/25/30	5,280,000	5,314,199	(a)(g)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	854,454	824,291	(a)(g)
GE Capital Commercial Mortgage Corp., 2007-C1, AJ	5.677%	12/10/49	110,000	36,169	(g)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	6.030%	9/15/31	8,150,000	8,174,972	(a)(g)
IMPAC Secured Assets Trust, 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.551%	11/25/36	1,665,110	1,228,649	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.055%	4/17/45	241,579	177,199	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	920,000	658,075
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	270,000	115,262	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	661,000	545,250	(g)

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. LIBOR + 8.208%)	10.487%	6/15/35	10,570,000	$10,576,300	(a)(g)
LB-UBS Commercial Mortgage Trust, 2006-C6 AJ	5.452%	9/15/39	628,680	443,217	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	269,955	208,405	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.094%	9/12/49	125,577	97,438	(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	344,771	265,263
Morgan Stanley Resecuritization Trust, 2015-R6 1B (1 mo. USD LIBOR + 0.260%)	2.736%	7/26/45	2,206,984	1,351,131	(a)(g)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	166,689	165,223
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	3.269%	2/25/36	2,101,732	257,837	(g)
Sequoia Mortgage Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.750%)	3.030%	5/20/34	227,676	206,659	(g)
Starwood Retail Property Trust, 2014-STAR E (1 mo. LIBOR + 4.150%)	6.430%	11/15/27	5,070,000	4,658,109	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.893%	5/10/63	310,000	211,586	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.893%	5/10/63	550,000	272,284	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C33, AJ	5.790%	2/15/51	5,338,415	5,280,797	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	2.946%	2/25/46	3,173,036	3,000,785	(g)
Washington Mutual Mortgage Pass-Through Certificates, 2005-4, CB9 (1 mo. USD LIBOR + 0.400%)	2.681%	6/25/35	141,294	121,909	(g)
Washington Mutual Mortgage Pass-Through Certificates, 2005-AR17 A1C3 (1 mo. USD LIBOR + 0.480%)	2.761%	12/25/45	3,263,962	2,027,370	(g)
Total Collateralized Mortgage Obligations (Cost — $103,743,307)				106,572,138
Asset-Backed Securities — 2.5%
Aegis Asset Backed Securities Trust, 2003-3 M2 (1 mo. USD LIBOR + 2.475%)	4.756%	1/25/34	484,940	466,303	(g)
Applebee’s Funding LLC/IHOP Funding LLC, 2014-1 A2	4.277%	9/5/44	3,049,200	3,001,541	(a)
Bayview Financial Mortgage Pass-Through Trust, 2006-C 2A3 (1 mo. USD LIBOR + 0.290%)	2.585%	11/28/36	3,205,191	3,084,046	(g)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	1,762,495	1,760,965	(a)
Conseco Finance Corp., 1996-4 M1	7.750%	6/15/27	4,062,951	4,134,019	(g)
CreditShop Credit Card Co. LLC, 2017-1 B (1 mo. LIBOR + 8.000%)	10.158%	10/15/22	5,155,176	5,168,807	(a)(g)
Hertz Vehicle Financing II LP, 2018-1A, A	3.290%	2/25/24	2,060,000	1,995,648	(a)
Nelnet Student Loan Trust, 2008-3 A4 (3 mo. USD LIBOR + 1.650%)	3.961%	11/25/24	1,605,620	1,628,683	(g)
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	3,902,819	3,696,264
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	5.717%	4/25/35	4,641,918	3,424,488

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	29

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	2.631%	8/25/36	2,160,000		$2,144,437	(g)
SLM Private Credit Student Loan Trust, 2007-A, A4A (3 mo. USD LIBOR + 0.240%)	2.574%	12/16/41	5,000,000		4,891,372	(g)
Total Asset-Backed Securities (Cost — $35,247,203)					35,396,573
Non-U.S. Treasury Inflation Protected Securities — 2.4%
Argentina — 0.4%
Bonos de la Nacion Argentinacon Ajuste por CER, Bonds	4.000%	3/6/20	183,950,000	ARS	6,215,153
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Series B, Notes	6.000%	8/15/50	15,323,107	BRL	4,620,793
Japan — 1.7%
Japanese Government CPI Linked Bond, Senior Notes	0.100%	3/10/26	1,110,624,874	JPY	10,236,627
Japanese Government CPI Linked Bond, Senior Notes	0.100%	3/10/24	964,410,000	JPY	8,834,264
Japanese Government CPI Linked Bond, Senior Notes	0.100%	3/10/25	476,181,000	JPY	4,374,611
Total Japan					23,445,502
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $39,223,035)					34,281,448
Senior Loans — 2.2%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.1%
CenturyLink Inc., Initial Term Loan B (1 mo. LIBOR + 2.750%)	5.052%	1/31/25	501,213		496,075	(g)(k)(l)
Level 3 Financing Inc., 2024 Term Loan B (1 mo. LIBOR + 2.250%)	4.530%	2/22/24	1,010,000		1,011,894	(g)(k)(l)
Total Diversified Telecommunication Services					1,507,969
Media — 0.3%
CBS Radio Inc., Term Loan B1 (1 mo. LIBOR + 2.750%)	5.037%	11/18/24	138,950		138,472	(g)(k)(l)
Charter Communications Operating LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.310%	4/30/25	1,570,415		1,572,377	(g)(k)(l)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. LIBOR + 3.688%)	5.967%	1/31/26	928,620		911,789	(g)(k)(l)
Univision Communications Inc., 2017 Term Loan (1 mo. LIBOR + 2.750%)	5.052%	3/15/24	1,564,442		1,503,495	(g)(k)(l)
UPC Financing Partnership, Term Loan AR (1 mo. LIBOR + 2.500%)	4.780%	1/15/26	674,658		672,866	(g)(k)(l)
Total Media					4,798,999
Total Communication Services					6,306,968

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 0.7%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016-2 First Lien Term Loan B1 (1 mo. LIBOR + 2.750%)	5.052%	5/2/22	1,347,236	$1,349,762	(g)(k)(l)
Hotels, Restaurants & Leisure — 0.5%
1011778 BC Unlimited Liability Co., Term Loan B3 (1 mo. LIBOR + 2.250%)	4.522%	2/16/24	1,128,844	1,125,669	(g)(k)(l)
Aramark Services Inc., Term Loan B3 (1 mo. LIBOR + 1.750%)	4.052%	3/11/25	1,212,461	1,214,735	(g)(k)(l)
Caesars Resort Collection LLC, Term Loan B (1 mo. LIBOR + 2.750%)	5.052%	12/23/24	1,461,456	1,463,805	(g)(k)(l)
Golden Nugget Inc., Term Loan B (1 mo. LIBOR + 2.750%)	5.052-6.75%	10/4/23	833,204	836,003	(g)(k)(l)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	4.031%	10/25/23	514,661	515,661	(g)(k)(l)
Scientific Games International Inc., Term Loan B5 (1 mo. LIBOR + 2.750%)	5.052-5.044%	8/14/24	1,505,805	1,493,883	(g)(k)(l)
Total Hotels, Restaurants & Leisure				6,649,756
Specialty Retail — 0.1%
Michaels Stores Inc., 2018 Term Loan B (1 mo. LIBOR + 2.500%)	4.790-4.797%	1/30/23	1,331,207	1,324,218	(g)(k)(l)
Total Consumer Discretionary				9,323,736
Consumer Staples — 0.1%
Food Products — 0.1%
Post Holdings Inc., Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	4.290%	5/24/24	816,904	816,585	(g)(k)(l)
Health Care — 0.2%
Health Care Providers & Services — 0.1%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. LIBOR + 2.500%)	4.802%	8/18/22	1,376,744	1,374,270	(g)(k)(l)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. LIBOR + 2.750%)	5.136%	6/7/23	566,453	565,967	(g)(k)(l)
Total Health Care Providers & Services				1,940,237
Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan (1 mo. LIBOR + 2.750%)	5.052%	3/1/24	1,108,188	1,108,264	(g)(k)(l)
Total Health Care				3,048,501
Industrials — 0.3%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.280%	1/15/25	1,250,550	1,248,727	(g)(k)(l)
XPO Logistics Inc., Refinancing Term Loan (3 mo. LIBOR + 2.000%)	4.509%	2/24/25	1,160,928	1,165,119	(g)(k)(l)
Total Air Freight & Logistics				2,413,846

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	31

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.1%
Quikrete Holdings Inc., First Lien Term Loan (1 mo. LIBOR + 2.750%)	5.052%	11/15/23	1,209,719	$1,207,019	(g)(k)(l)
Professional Services — 0.0%
TransUnion LLC, 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	4.302%	4/9/23	520,740	520,610	(g)(k)(l)
Trading Companies & Distributors — 0.0%
Beacon Roofing Supply Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.527%	1/2/25	85,570	84,936	(g)(k)(l)
Total Industrials				4,226,411
Information Technology — 0.2%
IT Services — 0.1%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	4.287%	4/26/24	1,576,178	1,574,459	(g)(k)(l)
Software — 0.1%
Dell International LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.310%	9/7/23	779,485	779,323	(g)(k)(l)
Total Information Technology				2,353,782
Materials — 0.2%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. LIBOR + 2.000%)	4.302%	10/31/23	999,849	991,993	(g)(k)(l)
Berry Global Inc., Term Loan R (1 mo. LIBOR + 2.000%)	4.277%	1/19/24	311,834	311,737	(g)(k)(l)
Total Construction Materials				1,303,730
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.277%	10/1/22	1,235,049	1,236,013	(g)(k)(l)
Reynolds Group Holdings Inc., Term Loan B (1 mo. LIBOR + 2.750%)	5.052%	2/5/23	1,031,897	1,034,074	(g)(k)(l)
Total Containers & Packaging				2,270,087
Total Materials				3,573,817
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. LIBOR + 2.000%)	4.302%	3/21/25	892,411	890,738	(g)(k)(l)
Total Senior Loans (Cost — $30,681,833)				30,540,538
Municipal Bonds — 0.4%
Illinois — 0.3%
City of Chicago, IL, GO	6.314%	1/1/44	1,050,000	1,020,548
State of Illinois, GO	5.100%	6/1/33	2,925,000	2,764,856
Total Illinois				3,785,404
Michigan — 0.0%
City of Detroit, MI, GO	4.000%	4/1/44	820,000	694,753

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
New Jersey — 0.1%
New Jersey State Transportation Trust Fund Authority, Build America Bond	6.561%	12/15/40	820,000	$972,159
Other — 0.0%
Morongo Band of Mission Indians	7.000%	10/1/39	360,000	359,201	(a)
Total Municipal Bonds (Cost — $5,801,469)				5,811,517

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.3%
Exchange-Traded Purchased Options — 0.0%
Euro Bund Futures, Call @ 165.50 EUR	11/23/18	399	39,900,000	4,519
Euro Bund Futures, Call @ 167.00 EUR	11/23/18	6	600,000	68
Euro Bund Futures, Call @ 167.50 EUR	11/23/18	249	24,900,000	2,820
Euro Bund Futures, Call @ 168.00 EUR	11/23/18	177	17,700,000	2,005
Euro Bund Futures, Call @ 168.50 EUR	11/23/18	16	1,600,000	181
Euro Bund Futures, Call @ 172.00 EUR	11/23/18	3,937	393,700,000	44,592
Euro Bund Futures, Put @ 150.00 EUR	11/23/18	135	13,500,000	1,529
Euro Bund Futures, Put @ 160.00 EUR	11/23/18	79	7,900,000	53,688
Euro Currency Futures, Call @ $1.14	11/9/18	52	6,500,000	26,000
U.S. Treasury 2-Year Notes Futures, Call @ $106.25	11/23/18	125	250,000	0	(f)
U.S. Treasury 2-Year Notes Futures, Call @ $106.75	11/23/18	74	148,000	0	(f)
U.S. Treasury 2-Year Notes Futures, Put @ $104.63	11/23/18	199	398,000	0	(f)
U.S. Treasury 5-Year Notes Futures, Put @ $108.75	11/23/18	626	626,000	0	(f)
U.S. Treasury 5-Year Notes Futures, Put @ $109.75	11/23/18	75	75,000	586
U.S. Treasury 5-Year Notes Futures, Put @ $110.00	11/23/18	10,006	10,006,000	78,177
U.S. Treasury 10-Year Notes Futures, Call @ $118.00	11/23/18	157	157,000	115,297
U.S. Treasury 10-Year Notes Futures, Call @ $122.50	11/23/18	2,139	2,139,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Call @ $123.00	11/23/18	506	506,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Call @ $124.00	11/23/18	853	853,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Call @ $125.00	11/23/18	2,259	2,259,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Call @ $125.50	12/21/18	650	650,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Call @ $127.00	11/23/18	3,311	3,311,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Call @ $128.00	11/23/18	1,448	1,448,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Call @ $128.50	11/23/18	6,077	6,077,000	0	(f)
U.S. Treasury 10-Year Notes Futures, Put @ $118.00	11/23/18	159	159,000	47,203
U.S. Treasury 10-Year Note Futures, Put @ $118.25	11/9/18	317	317,000	99,062
U.S. Treasury Long-Term Bonds Futures, Call @ $139.00	11/23/18	21	21,000	14,438
U.S. Treasury Long-Term Bonds Futures, Call @ $151.00	11/23/18	595	595,000	0	(f)
U.S. Treasury Long-Term Bonds Futures, Call @ $156.00	12/21/18	80	80,000	1,250
U.S. Treasury Long-Term Bonds Futures, Put @ $124.00	11/23/18	855	855,000	0	(f)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	33

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury Long-Term Bonds Futures, Put @ $125.00		11/23/18	2,257	2,257,000	$0	(f)
U.S. Treasury Long-Term Bonds Futures, Put @ $126.00		11/23/18	818	818,000	0	(f)
U.S. Treasury Long-Term Bonds Futures, Put @ $131.00		11/23/18	1,094	1,094,000	34,188
U.S. Treasury Long-Term Bond Futures, Put @ $139.00		11/2/18	52	52,000	49,562
Total Exchange-Traded Purchased Options					575,165

	Counterparty
OTC Purchased Options — 0.3%
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.IG.31 Index, Call @ 65.00 bps	Banc of America Securities LLC	1/17/19	65,600,000	65,600,000	75,418
U.S. Dollar/Australian Dollar, Put @ 0.74 AUD	Barclays Bank PLC	11/21/18	14,280,000	14,280,000	2,086
U.S. Dollar/Brazilian Real, Put @ 3.94 BRL	JPMorgan Chase & Co.	11/30/18	8,000,000	8,000,000	490,364
U.S. Dollar/Brazilian Real, Put @ 4.00 BRL	Citibank N.A.	11/28/18	16,000,000	16,000,000	1,240,927
U.S. Dollar/Brazilian Real, Put @ 4.00 BRL	Banc of America Securities LLC	12/6/18	15,040,000	15,040,000	1,168,875
U.S. Dollar/Canadian Dollar, Put @ 1.28 CAD	JPMorgan Chase & Co.	11/29/18	16,000,000	16,000,000	11,153
U.S. Dollar/Canadian Dollar, Put @ 1.29 CAD	Goldman Sachs Group Inc.	1/11/19	10,987,000	10,987,000	53,031
U.S. Dollar/Canadian Dollar, Put @ 1.31 CAD	Barclays Bank PLC	1/28/19	15,700,000	15,700,000	188,003
U.S. Dollar/Colombian Peso, Put @ 2,927.00 COP	Goldman Sachs Group Inc.	11/26/18	7,447,000	7,447,000	264
U.S. Dollar/Colombian Peso, Put @ 2,947.04 COP	Citibank N.A.	11/21/18	7,296,000	7,296,000	236
U.S. Dollar/Euro, Call @ $1.15	JPMorgan Chase & Co.	10/21/19	14,900,000	14,900,000	326,184
U.S. Dollar/Indian Rupee, Put @ 62.50 INR	Citibank N.A.	5/13/20	75,900,000	75,900,000	47,018
U.S. Dollar/Indian Rupee, Put @ 68.89 INR	Citibank N.A.	11/14/18	31,625,000	31,625,000	7
U.S. Dollar/Indian Rupee, Put @ 71.50 INR	Barclays Bank PLC	9/5/19	15,040,000	15,040,000	65,235
U.S. Dollar/Indian Rupee, Put @ 73.12 INR	Barclays Bank PLC	1/18/19	14,900,000	14,900,000	63,561

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Indonesian Rupiah, Put @ 14,740.00 IDR	Goldman Sachs Group Inc.	11/26/18	7,780,000	7,780,000	$1,971
U.S. Dollar/Indonesian Rupiah, Put @ 14,745.00 IDR	Banc of America Securities LLC	11/21/18	7,173,000	7,173,000	1,291
U.S. Dollar/Mexican Peso, Put @ 19.40 MXN	JPMorgan Chase & Co.	12/5/18	24,065,000	24,065,000	59,552
U.S. Dollar/Mexican Peso, Put @ 19.50 MXN	Goldman Sachs Group Inc.	1/28/19	15,700,000	15,700,000	122,962
U.S. Dollar/Mexican Peso, Put @ 20.00 MXN	Goldman Sachs Group Inc.	1/31/19	14,700,000	14,700,000	248,004
U.S. Dollar/South African Rand, Put @ 14.17 ZAR	Morgan Stanley & Co. Inc.	11/16/18	7,900,000	7,900,000	17,498
U.S. Dollar/Turkish Lira, Put @ 5.05 TRY	JPMorgan Chase & Co.	11/2/18	16,300,000	16,300,000	0	(f)
U.S. Dollar/Turkish Lira, Put @ 5.05 TRY	Morgan Stanley & Co. Inc.	11/5/18	16,300,000	16,300,000	6
U.S. Dollar/Turkish Lira, Put @ 5.20 TRY	Citibank N.A.	11/8/18	15,810,000	15,810,000	2,048
Total OTC Purchased Options					4,185,694
Total Purchased Options (Cost — $7,029,562)					4,760,859

				Shares
Common Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Corp.				39,107	534,063	*(d)(m)
Blue Ridge Mountain Resources Inc.				85,639	415,349
Total Common Stocks (Cost — $2,293,532)					949,412

		Rate
Preferred Stocks — 0.0%
Financials — 0.0%
Banks — 0.0%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost — $398,161)		8.401%		15,225	399,809	(g)
Total Investments before Short-Term Investments (Cost — $1,428,949,015)					1,317,520,334

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	35

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Short-Term Investments — 0.4%
Sovereign Bonds — 0.4%
Egypt — 0.2%
Egypt Treasury Bills	(3.355)%	11/13/18	48,100,000	EGP	$2,687,415	(n)
Argentina — 0.2%
Argentina Treasury Bill	(18.223)%	1/31/19	40,000,000	ARS	1,172,162	(n)
Argentina Treasury Bill	(14.169)%	2/28/19	58,100,000	ARS	1,701,757	(n)
Total Argentina					2,873,919
Total Sovereign Bonds (Cost — $5,353,061)					5,561,334

			Shares
Money Market Funds — 0.0%
Western Asset Government Cash Management Portfolio LLC (Cost — $18,100)	2.160%		18,100		18,100	(o)
Total Short-Term Investments (Cost — $5,371,161)					5,579,434
Total Investments — 93.2% (Cost — $1,434,320,176)					1,323,099,768
Other Assets in Excess of Liabilities — 6.8%					96,646,997
Total Net Assets — 100.0%					$1,419,746,765

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Value is less than $1.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Restricted security (Note 9).

(n)	Rate shown represents yield-to-maturity.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At October 31, 2018, the total market value of investments in Affiliated Companies was $18,100 and the cost was $18,100 (Note 8).

Abbreviations used in this schedule:
ARS	— Argentine Peso
AUD	— Australian Dollar
bps	— basis point spread. 100 basis points = 1.00%
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CPI	— Consumer Price Index
EGP	— Egypt Pound
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
INR	— Indian Rupee
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-In-Kind
RUB	— Russian Ruble
TRY	— Turkish Lira
ZAR	— South African Rand

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Euro Bund Futures, Call	11/23/18	159.00	EUR	219	$21,900,000	$381,998
Euro Bund Futures, Put	11/23/18	157.50	EUR	215	21,500,000	17,046
Euro Bund Futures, Call	11/23/18	160.00	EUR	209	20,900,000	203,583
Euro Bund Futures, Call	11/23/18	161.00	EUR	158	15,800,000	71,584

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	37

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Euro Bund Futures, Put	11/23/18	159.00	EUR	157	$15,700,000	$49,791
Euro Bund Futures, Put	11/23/18	159.50	EUR	147	14,700,000	68,265
Euro Bund Futures, Put	11/23/18	158.00	EUR	106	10,600,000	14,407
Euro Bund Futures, Call	11/23/18	159.50	EUR	105	10,500,000	139,146
Euro Bund Futures, Put	11/23/18	158.50	EUR	53	5,300,000	10,805
U.S. Treasury 5-Year Notes Futures, Call	11/23/18	113.00		577	577,000	54,094
U.S. Treasury 5-Year Notes Futures, Call	11/23/18	112.25		325	325,000	114,258
U.S. Treasury 5-Year Notes Futures, Put	11/23/18	112.25		261	261,000	57,094
U.S. Treasury 10-Year Notes Futures, Call	11/23/18	119.50		1,074	1,074,000	151,031
U.S. Treasury 10-Year Notes Futures, Call	11/23/18	119.00		839	839,000	222,859
U.S. Treasury 10-Year Notes Futures, Call	11/23/18	120.50		498	498,000	23,344
U.S. Treasury 10-Year Notes Futures, Call	11/23/18	120.00		487	487,000	38,047
U.S. Treasury 10-Year Notes Futures, Call	11/23/18	118.50		351	351,000	159,047
U.S. Treasury 10-Year Notes Futures, Put	11/23/18	117.50		212	212,000	33,125
U.S. Treasury 10-Year Notes Futures, Put	11/23/18	118.25		157	157,000	61,328
U.S. Treasury 10-Year Notes Futures, Put	11/23/18	118.75		157	157,000	103,031
U.S. Treasury 10-Year Notes Futures, Put	11/23/18	118.50		156	156,000	80,437
U.S. Treasury 10-Year Notes Futures, Put	11/23/18	116.50		130	130,000	6,094
U.S. Treasury 10-Year Notes Futures, Call	12/21/18	119.00		650	650,000	264,063
U.S. Treasury 10-Year Notes Futures, Call	12/21/18	119.50		157	157,000	44,156
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	143.00		1,094	1,094,000	68,375
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	140.00		1,011	1,011,000	379,125
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	142.00		424	424,000	46,375
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	144.00		393	393,000	18,422
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	148.00		371	371,000	5,797
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	141.00		320	320,000	65,000
U.S. Treasury Long-Term Bonds Futures, Put	11/23/18	138.00		236	236,000	243,375
U.S. Treasury Long-Term Bonds Futures, Put	11/23/18	137.00		106	106,000	67,906
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	145.00		80	80,000	2,500
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	146.00		80	80,000	2,500
U.S. Treasury Long-Term Bonds Futures, Put	11/23/18	136.00		39	39,000	15,234
U.S. Treasury Long-Term Bonds Futures, Call	12/21/18	142.00		80	80,000	23,750
U.S. Treasury Long-Term Bonds Futures, Call	12/21/18	139.00		39	39,000	37,172
U.S. Treasury Long-Term Bonds Futures, Call	12/21/18	141.00		26	26,000	11,375
U.S. Treasury Long-Term Bonds Futures, Call	11/23/18	150.00		17	17,000	0	(a)
Total Exchange-Traded Written Options (Premiums received — $4,603,997)						$3,355,539

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount		Value
OTC Written Options
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.IG.31 Index, Put	Banc of America Securities LLC	1/17/19	92.50	bps	65,600,000	$65,600,000	‡	$68,386
U.S. Dollar/Brazilian Real, Call	Citibank N.A.	11/28/18	4.45	BRL	16,000,000	16,000,000		1,277
U.S. Dollar/Brazilian Real, Call	JPMorgan Chase & Co.	11/30/18	4.58	BRL	8,000,000	8,000,000		428
U.S. Dollar/Brazilian Real, Put	Citibank N.A.	11/20/18	3.75	BRL	15,510,000	15,510,000		310,045
U.S. Dollar/Brazilian Real, Put	JPMorgan Chase & Co.	11/21/18	3.82	BRL	15,820,300	15,820,300		524,842
U.S. Dollar/Brazilian Real, Put	Banc of America Securities LLC	12/6/18	3.84	BRL	30,080,000	30,080,000		1,215,122
U.S. Dollar/Canadian Dollar, Put	Barclays Bank PLC	1/28/19	1.29	CAD	31,400,000	31,400,000		179,023
U.S. Dollar/Euro, Put	JPMorgan Chase & Co.	10/21/19	$1.22		14,900,000	14,900,000		199,303
U.S. Dollar/Mexican Peso, Put	JPMorgan Chase & Co.	12/5/18	18.85	MXN	48,130,000	48,130,000		26,114
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	1/28/19	19.00	MXN	31,400,000	31,400,000		110,593
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	1/30/19	19.50	MXN	13,550,000	13,550,000		107,974
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	1/30/19	19.76	MXN	14,700,000	14,700,000		168,442
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	1/31/19	19.40	MXN	29,400,000	29,400,000		219,706
U.S. Dollar/Turkish Lira, Call	JPMorgan Chase & Co.	11/2/18	5.65	TRY	16,300,000	16,300,000		78,936
U.S. Dollar/South African Rand, Put	Morgan Stanley & Co. Inc.	11/16/18	13.70	ZAR	15,800,000	15,800,000		4,259
Total OTC Written Options (Premiums received — $4,184,789)								$3,214,450
Total Written Options (Premiums received — $8,788,786)								$6,569,989

(a)	Value is less than $1.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviations used in this schedule:
bps	— basis point spread. 100 basis points = 1.00%
BRL	— Brazilian Real
CAD	— Canadian Dollar

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	39

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Abbreviations used in this schedule (cont’d):
MXN	— Mexican Peso
TRY	— Turkish Lira
ZAR	— South African Rand

At October 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	11,102	12/19	$2,692,614,469	$2,686,545,225	$(6,069,244)
90-Day Eurodollar	114	3/20	27,826,030	27,583,725	(242,305)
90-Day Eurodollar	2,633	6/20	640,146,033	637,120,175	(3,025,858)
90-Day Eurodollar	569	3/21	138,725,199	137,719,337	(1,005,862)
Australian Dollar	649	12/18	46,643,584	45,929,730	(713,854)
British Pound	85	12/18	6,953,153	6,797,875	(155,278)
Canadian 10-Year Bonds	95	12/18	9,704,097	9,536,443	(167,654)
Euro	96	12/18	13,847,234	13,626,600	(220,634)
Euro BTP	225	12/18	27,760,561	27,852,147	91,586
Euro BTP	892	12/18	122,406,143	122,895,787	489,644
Japanese Yen	258	12/18	28,734,932	28,623,487	(111,445)
Mexican Peso	2,120	12/18	54,115,079	51,855,200	(2,259,879)
Russian Ruble	511	12/18	18,150,907	19,283,862	1,132,955
Swiss Franc	19	12/18	2,467,778	2,365,025	(102,753)
U.S. Treasury 5-Year Notes	10,172	12/18	1,150,468,898	1,143,157,943	(7,310,955)
U.S. Treasury Long-Term Bonds	4,898	12/18	694,764,471	676,536,250	(18,228,221)
U.S. Treasury Ultra Long-Term Bonds	245	12/18	36,819,535	36,558,594	(260,941)
					(38,160,698)
Contracts to Sell:
90-Day Eurodollar	1,549	12/18	379,019,835	376,600,625	2,419,210
Australian 10-Year Bonds	123	12/18	11,298,595	11,272,161	26,434
Canadian Dollar	142	12/18	10,952,245	10,791,290	160,955
Euro-Bund	4,041	12/18	731,769,985	733,516,214	(1,746,229)
Euro-Buxl	381	12/18	76,438,451	76,339,364	99,087
Euro-Oat	732	12/18	125,879,450	125,990,006	(110,556)
Japanese 10-Year Bonds	77	12/18	102,497,615	102,791,776	(294,161)
U.S. Treasury 2-Year Notes	199	12/18	42,050,830	41,920,594	130,236
U.S. Treasury 10-Year Notes	13,500	12/18	1,615,485,606	1,598,906,250	16,579,356
					17,264,332
Net unrealized depreciation on open futures contracts					$(20,896,366)

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

At October 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,350,000	TRY	49,512,925	JPMorgan Chase & Co.	11/5/18	$518,657
USD	5,846,266	TRY	30,940,780	Morgan Stanley & Co. Inc.	11/6/18	330,858
USD	6,325,000	INR	447,240,750	Citibank N.A.	11/16/18	288,804
ARS	157,938,992	USD	4,793,074	JPMorgan Chase & Co.	11/20/18	(505,138)
ARS	165,796,000	USD	4,992,126	JPMorgan Chase & Co.	11/20/18	(490,877)
BRL	17,138,572	USD	4,256,233	Citibank N.A.	11/23/18	338,125
BRL	18,131,990	USD	4,430,000	JPMorgan Chase & Co.	11/26/18	429,381
USD	2,489,743	COP	7,494,127,000	Goldman Sachs Group Inc.	11/28/18	165,132
USD	2,578,514	IDR	38,716,390,000	Goldman Sachs Group Inc.	11/28/18	40,892
USD	10,666,667	BRL	44,352,000	Citibank N.A.	11/30/18	(1,215,508)
USD	4,266,667	BRL	17,856,000	JPMorgan Chase & Co.	12/4/18	(515,669)
MXN	35,560,000	USD	1,803,245	JPMorgan Chase & Co.	12/7/18	(63,464)
BRL	4,673,300	USD	1,113,751	Banc of America Securities LLC	12/10/18	137,341
ARS	35,096,700	USD	1,078,240	Banc of America Securities LLC	12/21/18	(160,965)
ARS	69,500,000	USD	2,138,462	Banc of America Securities LLC	12/21/18	(322,035)
ARS	105,290,000	USD	3,241,019	Banc of America Securities LLC	12/21/18	(489,198)
BRL	23,128,881	USD	6,155,718	Barclays Bank PLC	1/18/19	17,362
BRL	74,990,000	USD	19,801,640	Barclays Bank PLC	1/18/19	213,134
CLP	8,494,285,000	USD	12,592,894	Barclays Bank PLC	1/18/19	(375,192)
COP	2,031,640,000	USD	655,368	Barclays Bank PLC	1/18/19	(26,255)
COP	4,816,332,700	USD	1,553,606	Barclays Bank PLC	1/18/19	(62,190)
INR	4,940,116,625	USD	66,280,931	Barclays Bank PLC	1/18/19	(94,016)
KRW	5,313,626,000	USD	4,680,372	Barclays Bank PLC	1/18/19	(4,378)
RUB	585,293,000	USD	8,874,907	Barclays Bank PLC	1/18/19	(69,890)
USD	8,137,077	CAD	10,576,207	Barclays Bank PLC	1/18/19	89,883
USD	27,248,503	CNH	190,003,810	Barclays Bank PLC	1/18/19	117,267
USD	13,417,003	IDR	204,314,114,000	Barclays Bank PLC	1/18/19	123,078
USD	1,221,128	MXN	25,000,000	Barclays Bank PLC	1/18/19	6,424
USD	536,059	PLN	1,991,511	Barclays Bank PLC	1/18/19	15,808
USD	32,816,942	TWD	1,011,811,969	Barclays Bank PLC	1/18/19	(100,651)
ZAR	12,000,000	USD	829,985	Barclays Bank PLC	1/18/19	(24,714)
ZAR	20,000,000	USD	1,335,120	Barclays Bank PLC	1/18/19	6,997
CAD	85,487,018	USD	65,954,571	Citibank N.A.	1/18/19	(909,451)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	41

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	72,507,740,801	USD	24,065,764	Citibank N.A.	1/18/19	$(1,613,172)
IDR	38,011,710,000	USD	2,449,682	Citibank N.A.	1/18/19	23,592
TRY	163,137,487	USD	25,343,714	Citibank N.A.	1/18/19	2,489,771
USD	14,833,863	CAD	19,232,000	Citibank N.A.	1/18/19	200,674
USD	10,988,372	CNY	76,654,884	Citibank N.A.	1/18/19	(1,695)
USD	4,620,771	EUR	4,000,000	Citibank N.A.	1/18/19	56,255
USD	5,167,368	EUR	4,500,000	Citibank N.A.	1/18/19	32,287
USD	53,903,355	EUR	46,240,000	Citibank N.A.	1/18/19	1,137,548
USD	6,649,860	GBP	5,009,047	Citibank N.A.	1/18/19	219,812
USD	55,630,033	JPY	6,188,518,534	Citibank N.A.	1/18/19	391,012
USD	21,761,916	MXN	415,097,674	Citibank N.A.	1/18/19	1,593,085
USD	8,572,044	RUB	565,960,623	Citibank N.A.	1/18/19	57,859
USD	32,685,362	ZAR	489,381,582	Citibank N.A.	1/18/19	(155,005)
AUD	20,840,000	USD	14,871,841	Goldman Sachs Group Inc.	1/18/19	(99,757)
PEN	44,133,000	USD	13,265,901	Goldman Sachs Group Inc.	1/18/19	(216,286)
USD	34,625,733	AUD	48,757,307	Goldman Sachs Group Inc.	1/18/19	64,936
USD	811,554	MXN	16,000,000	Goldman Sachs Group Inc.	1/18/19	34,144
USD	1,195,302	MXN	23,000,000	Goldman Sachs Group Inc.	1/18/19	77,774
USD	1,728,284	PEN	5,750,000	Goldman Sachs Group Inc.	1/18/19	28,075
BRL	42,180,000	USD	11,133,694	JPMorgan Chase & Co.	1/18/19	124,116
USD	91,340,128	EUR	78,115,121	JPMorgan Chase & Co.	1/18/19	2,200,694
USD	1,697,951	IDR	26,199,386,000	JPMorgan Chase & Co.	1/18/19	(6,741)
USD	14,947,068	JPY	1,669,169,000	JPMorgan Chase & Co.	1/18/19	47,983
USD	48,331,820	KRW	54,703,403,832	JPMorgan Chase & Co.	1/18/19	192,793
ARS	29,020,952	USD	872,548	JPMorgan Chase & Co.	1/22/19	(144,782)
ARS	51,585,000	USD	1,575,596	Citibank N.A.	1/28/19	(292,140)
ARS	32,081,000	USD	695,267	Citibank N.A.	3/26/19	54,906
ARS	49,030,000	USD	1,107,022	Citibank N.A.	3/26/19	39,481
USD	2,891,292	ARS	127,929,840	Citibank N.A.	3/26/19	(100,181)
USD	2,118,612	ARS	92,774,030	Goldman Sachs Group Inc.	3/26/19	(50,788)
ARS	16,430,000	USD	348,388	JPMorgan Chase & Co.	3/26/19	35,806
ARS	26,619,000	USD	567,267	JPMorgan Chase & Co.	3/26/19	55,184

See Notes to Financial Statements.

42	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	29,421,950	USD	619,409	Goldman Sachs Group Inc.	3/29/19	$66,433
ARS	42,090,000	USD	914,602	Goldman Sachs Group Inc.	3/29/19	66,540
USD	4,331,567	INR	325,370,000	Barclays Bank PLC	9/9/19	85,749
Total						$4,105,514

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Offshore Yuan
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

At October 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2018[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC (Russian Federation 7.500%, due 3/31/30)	$16,330,000	6/20/23	1.380%	1.000% quarterly	$(261,699)	$(377,065)	$115,366

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	43

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
51,780,000		9/28/19	3-Month LIBOR - BBA quarterly	1.705% semi-annually	—	$(539,133)
208,100,000	MXN	4/13/20	28-Day MXN TIIE-Banxico every 28 days	7.190% every 28 days	—	(227,190)
928,800,000	MXN	4/14/20	28-Day MXN TIIE-Banxico every 28 days	7.108% every 28 days	—	(1,068,152)
550,600,000	MXN	4/15/20	28-Day MXN TIIE-Banxico every 28 days	7.075% every 28 days	—	(646,920)
378,200,000	MXN	4/15/20	28-Day MXN TIIE-Banxico every 28 days	7.085% every 28 days	—	(441,788)
760,400,000	MXN	5/28/20	28-Day MXN TIIE-Banxico every 28 days	7.440% every 28 days	—	(762,823)
369,200,000	MXN	5/29/20	28-Day MXN TIIE-Banxico every 28 days	7.400% every 28 days	—	(381,862)
749,400,000	MXN	6/1/20	28-Day MXN TIIE-Banxico every 28 days	7.340% every 28 days	—	(812,062)
13,530,000		6/14/20	3-Month LIBOR-BBA quarterly	1.671% semi-annually	$(4,205)	(285,715)
33,390,000		12/19/20	3-Month LIBOR-BBA quarterly	2.126% semi-annually	—	(656,007)
94,940,000		6/1/21	3-Month LIBOR-BBA quarterly	1.340% semi-annually	—	(4,145,602)
50,600,000		6/27/21	3-Month LIBOR-BBA quarterly	1.220% semi-annually	—	(2,424,033)
52,000,000		10/17/21	3-Month LIBOR-BBA quarterly	3.117% semi-annually	—	10,162
14,852,000	GBP	10/26/21	1.271% semi-annually	6-Month GBP LIBOR-BBA semi-annually	7,210	24,713
18,219,000	GBP	10/30/21	1.385% annually	3-Month GBP LIBOR-BBA annually	—	—
2,119,290,000	MXN	3/31/22	28-Day MXN TIIE-Banxico every 28 days	7.340% every 28 days	74,142	(4,789,281)
191,864,000		5/31/22	3-Month LIBOR-BBA quarterly	2.250% semi-annually	(958,377)	(4,735,136)
399,264,000		5/31/22	3-Month LIBOR-BBA quarterly	2.559% semi-annually	(232,744)	(7,440,208)
584,078,000		8/31/22	3-Month LIBOR-BBA quarterly	2.850% semi-annually	(1,535,790)	(4,328,029)
26,780,000		12/1/22	3-Month LIBOR-BBA quarterly	2.169% semi-annually	—	(992,539)
147,427,000		12/19/23	3-Month LIBOR-BBA quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	—	(161,334)
11,056,100,000	JPY	6/20/24	0.127% semi-annually	6-Month JPY LIBOR-BBA semi-annually	1,161	102,757
74,655,000		5/23/26	1.738% semi-annually	3-Month LIBOR-BBA quarterly	—	7,358,792
47,470,000		5/27/26	1.735% semi-annually	3-Month LIBOR-BBA quarterly	—	4,689,395
47,817,000		7/19/29	3-Month LIBOR-BBA quarterly	3.000% semi-annually	—	(1,235,186)
125,647,000		11/15/43	2.950% semi-annually	3-Month LIBOR-BBA quarterly	(662,440)	9,253,436
1,473,800,000	JPY	4/19/47	0.785% semi-annually	6-Month JPY LIBOR-BBA semi-annually	(11,853)	477,234
3,396,700	EUR	8/23/47	1.498% annually	6-Month EURIBOR -Reuters semi-annually	(3,635)	12,200
19,933,000		7/19/49	3.000% semi-annually	3-Month LIBOR-BBA quarterly	(80,592)	1,406,492
Total					$(3,407,123)	$(12,737,819)

See Notes to Financial Statements.

44	Western Asset Macro Opportunities Fund 2018 Annual Report

Western Asset Macro Opportunities Fund

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC	145,220,000	BRL	1/4/21	BRL-CDI**	12.487	%**	—	$4,174,727
Goldman Sachs Group Inc.	287,400,000	BRL	1/2/19	BRL-CDI**	9.925	%**	—	2,879,962
JPMorgan Chase & Co.	383,400,000	BRL	1/2/20	BRL-CDI**	8.270	%**	—	1,702,138
JPMorgan Chase & Co.	365,140,000	BRL	1/2/20	BRL-CDI**	8.270	%**	$13,391	1,607,680
Banc of America Securities LLC	753,300,000	BRL	1/4/21	BRL-CDI**	9.230	%**	—	4,889,462
Banc of America Securities LLC	284,600,000	BRL	1/4/21	BRL-CDI**	9.230	%**	973	1,846,287
Total							$14,364	$17,100,256

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount2*		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.IG.30 Index	$25,240,000		6/20/23	1.000% quarterly	$401,038	$372,205	$28,833
Markit CDX.NA.IG.31 Index	178,750,000		12/20/23	1.000% quarterly	2,635,132	3,351,254	(716,122)
Markit ITRX.EUR.XOVER Index	1,457,856	EUR	12/20/19	5.000% quarterly	56,583	39,073	17,510
Markit ITRX.EUR.XOVER Index	6,141,712	EUR	12/20/20	5.000% quarterly	399,048	182,419	216,629
Markit ITRX.EUR.XOVER Index	2,000,000	EUR	6/20/21	5.000% quarterly	165,874	100,739	65,135
Total					$3,657,675	$4,045,690	$(388,015)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.31 Index	$16,102,000	12/20/23	5.000% quarterly	$(848,672)	$(1,146,849)	$298,177

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	45

Schedule of investments (cont’d)

October 31, 2018

Western Asset Macro Opportunities Fund

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
GBP	— British Pound
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso

See Notes to Financial Statements.

46	Western Asset Macro Opportunities Fund 2018 Annual Report

Statement of assets and liabilities

October 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $1,434,302,076)	$1,323,081,668
Investments in affiliated securities, at value (Cost — $18,100)	18,100
Cash	609,734
Foreign currency, at value (Cost — $21,610,554)	21,539,904
Foreign currency collateral for open futures contracts, at value (Cost — $27,555,576)	27,136,119
Deposits with brokers for open futures contracts and exchange-traded options	19,374,274
Interest receivable	17,781,394
OTC swaps, at value (premiums paid — $14,364)	17,114,620
Deposits with brokers for centrally cleared swap contracts	12,292,790
Unrealized appreciation on forward foreign currency contracts	12,215,652
Deposits with brokers for OTC derivatives	1,380,000
Receivable for Fund shares sold	1,377,977
Receivable for securities sold	1,015,233
Receivable for open OTC swap contracts	19,052
Prepaid expenses	90,601
Total Assets	1,455,047,118

Liabilities:
Unrealized depreciation on forward foreign currency contracts	8,110,138
Payable for securities purchased	8,034,898
Written options, at value (premiums received — $8,788,786)	6,569,989
Payable for Fund shares repurchased	5,693,940
Payable to broker — variation margin on open futures contracts	4,015,270
Investment management fee payable	1,432,104
Payable to broker — variation margin on centrally cleared swap contracts	546,127
OTC swaps, at value (premiums received — $377,065)	261,699
Service and/or distribution fees payable	44,902
Accrued foreign capital gains tax	6,605
Interest payable	6,327
Directors’ fees payable	4,827
Accrued expenses	573,527
Total Liabilities	35,300,353
Total Net Assets	$1,419,746,765

Net Assets:
Par value (Note 7)	$136,964
Paid-in capital in excess of par value	1,533,886,457
Undistributed net investment income	8,399,473
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, short sales, forward foreign currency contracts and foreign currency transactions	(387,314)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(122,288,815)	†
Total Net Assets	$1,419,746,765

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	47

Statement of assets and liabilities (cont’d)

October 31, 2018

Net Assets:
Class A	$40,797,043
Class A2	$521,007
Class C	$32,337,861
Class FI	$30,424,919
Class I	$1,150,003,582
Class IS	$165,662,353

Shares Outstanding:
Class A	3,939,592
Class A2	50,734
Class C	3,171,382
Class FI	2,942,108
Class I	110,922,584
Class IS	15,937,202

Net Asset Value:
Class A (and redemption price)	$10.36
Class A2 (and redemption price)	$10.27
Class C*	$10.20
Class FI (and redemption price)	$10.34
Class I (and redemption price)	$10.37
Class IS (and redemption price)	$10.39
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.82
Class A2 (based on maximum initial sales charge of 4.25%)	$10.73

†	Net of accrued foreign capital gains tax of $6,605.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

48	Western Asset Macro Opportunities Fund 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Interest from unaffiliated investments	$73,506,997
Dividends	455,639
Interest from affiliated investments	302,599
Less: Foreign taxes withheld	(480,341)
Total Investment Income	73,784,894

Expenses:
Investment management fee (Note 2)	17,981,451
Transfer agent fees (Note 5)	1,335,715
Service and/or distribution fees (Notes 2 and 5)	645,551
Custody fees	234,081
Registration fees	218,195
Fund accounting fees	109,845
Audit and tax fees	71,582
Commodity pool reports	70,021
Legal fees	54,176
Shareholder reports	48,191
Directors’ fees	40,097
Interest expense	30,228
Insurance	16,782
Commitment fees (Note 10)	11,323
Fees recaptured by investment manager (Note 2)	328
Miscellaneous expenses	29,335
Total Expenses	20,896,901
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,205)
Net Expenses	20,895,696
Net Investment Income	52,889,198

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(54,010,770)
Futures contracts	(53,168,510)
Written options	57,179,369
Swap contracts	34,510,746
Forward foreign currency contracts	(16,213,467)
Foreign currency transactions	(767,851)
Net Realized Loss	(32,470,483)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	49

Statement of operations (cont’d)

For the Year Ended October 31, 2018

Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	$(131,056,713)	‡
Futures contracts	(4,852,589)
Written options	2,093,293
Swap contracts	(15,319,013)
Forward foreign currency contracts	1,801,559
Foreign currencies	(261,208)
Change in Net Unrealized Appreciation (Depreciation)	(147,594,671)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(180,065,154)
Decrease in Net Assets From Operations	$(127,175,956)

‡	Net of change in accrued foreign capital gains tax of $27,764.

See Notes to Financial Statements.

50	Western Asset Macro Opportunities Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$52,889,198	$32,344,590
Net realized gain (loss)	(32,470,483)	40,100,322
Change in net unrealized appreciation (depreciation)	(147,594,671)	38,828,453
Increase (Decrease) in Net Assets From Operations	(127,175,956)	111,273,365

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(47,000,192)	(15,800,214)
Net realized gains	(26,658,341)	(3,072,046)
Decrease in Net Assets From Distributions to Shareholders	(73,658,533)	(18,872,260)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	888,754,887	808,694,307
Reinvestment of distributions	51,889,943	13,612,063
Cost of shares repurchased	(714,127,779)	(387,045,774)
Increase in Net Assets From Fund Share Transactions	226,517,051	435,260,596
Increase in Net Assets	25,682,562	527,661,701

Net Assets:
Beginning of year	1,394,064,203	866,402,502
End of year*	$1,419,746,765	$1,394,064,203
*Includes undistributed net investment income of:	$8,399,473	$27,656,187

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	51

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.79	$10.88	$10.89	$11.25	$10.46

Income (loss) from operations:
Net investment income	0.35	0.30	0.33	0.32	0.34
Net realized and unrealized gain (loss)	(1.21)	0.81	0.36	(0.25)	0.74
Total income (loss) from operations	(0.86)	1.11	0.69	0.07	1.08

Less distributions from:
Net investment income	(0.35)	(0.16)	(0.28)	(0.25)	(0.09)
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)
Total distributions	(0.57)	(0.20)	(0.70)	(0.43)	(0.29)

Net asset value, end of year	$10.36	$11.79	$10.88	$10.89	$11.25
Total return[2]	(7.75)%	10.44%	6.79%	0.71%	10.61%

Net assets, end of year (000s)	$40,797	$45,837	$64,282	$67,884	$54,624

Ratios to average net assets:
Gross expenses	1.59%	1.55%	1.63%[3]	1.65%[3]	1.68%[3]
Net expenses[4]	1.59	1.55	1.63 [3]	1.65 [3,5]	1.32 [3,5]
Net investment income	3.11	2.73	3.14	2.96	3.13

Portfolio turnover rate	113%[6]	150%[6]	295%[6]	105%[6]	122%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

52	Western Asset Macro Opportunities Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2018	2017[2]

Net asset value, beginning of year	$11.73	$10.58

Income (loss) from operations:
Net investment income	0.34	0.32
Net realized and unrealized gain (loss)	(1.19)	1.07
Total income (loss) from operations	(0.85)	1.39

Less distributions from:
Net investment income	(0.39)	(0.20)
Net realized gains	(0.22)	(0.04)
Total distributions	(0.61)	(0.24)

Net asset value, end of year	$10.27	$11.73
Total return[3]	(7.63)%	13.41%

Net assets, end of year (000s)	$521	$358

Ratios to average net assets:
Gross expenses	1.62%[4]	3.23%[5]
Net expenses[7]	1.62 [4]	1.85 [5,6]
Net investment income	3.10	3.17 [5]

Portfolio turnover rate[8]	113%	150%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 14, 2016 (inception date) to October 31, 2017.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

[9]	For the year ended October 31, 2017.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.63	$10.73	$10.76	$11.17	$10.45

Income (loss) from operations:
Net investment income	0.26	0.22	0.26	0.24	0.25
Net realized and unrealized gain (loss)	(1.19)	0.81	0.35	(0.25)	0.74
Total income (loss) from operations	(0.93)	1.03	0.61	(0.01)	0.99

Less distributions from:
Net investment income	(0.28)	(0.09)	(0.22)	(0.22)	(0.07)
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)
Total distributions	(0.50)	(0.13)	(0.64)	(0.40)	(0.27)

Net asset value, end of year	$10.20	$11.63	$10.73	$10.76	$11.17
Total return[2]	(8.38)%	9.67%	6.04%	(0.01)%	9.71%

Net assets, end of year (000s)	$32,338	$37,669	$29,340	$30,637	$14,511

Ratios to average net assets:
Gross expenses	2.29%	2.30%	2.32%[3]	2.36%[3]	2.43%[3]
Net expenses[4]	2.29	2.30	2.32 [3]	2.36 [3,5]	2.19 [3,5]
Net investment income	2.41	2.00	2.49	2.25	2.30

Portfolio turnover rate	113%[6]	150%[6]	295%[6]	105%[6]	122%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

54	Western Asset Macro Opportunities Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.79	$10.88	$10.87	$11.22	$10.46

Income (loss) from operations:
Net investment income	0.32	0.30	0.33	0.32	0.33
Net realized and unrealized gain (loss)	(1.19)	0.80	0.35	(0.25)	0.73
Total income (loss) from operations	(0.87)	1.10	0.68	0.07	1.06

Less distributions from:
Net investment income	(0.36)	(0.15)	(0.25)	(0.24)	(0.10)
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)
Total distributions	(0.58)	(0.19)	(0.67)	(0.42)	(0.30)

Net asset value, end of year	$10.34	$11.79	$10.88	$10.87	$11.22
Total return[2]	(7.80)%	10.35%	6.76%	0.67%	10.51%

Net assets, end of year (000s)	$30,425	$81,279	$25,088	$60,375	$53,027

Ratios to average net assets:
Gross expenses	1.65%	1.63%[3]	1.69%[3]	1.66%[3]	1.85%[3]
Net expenses[4]	1.65 [5]	1.63 [3]	1.65 [3,5]	1.65 [3,5]	1.40 [3,5]
Net investment income	2.88	2.69	3.18	2.95	3.03

Portfolio turnover rate	113%[6]	150%[6]	295%[6]	105%[6]	122%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.80	$10.89	$10.91	$11.25	$10.47

Income (loss) from operations:
Net investment income	0.38	0.34	0.36	0.36	0.33
Net realized and unrealized gain (loss)	(1.20)	0.80	0.35	(0.26)	0.75
Total income (loss) from operations	(0.82)	1.14	0.71	0.10	1.08

Less distributions from:
Net investment income	(0.39)	(0.19)	(0.31)	(0.26)	(0.10)
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)
Total distributions	(0.61)	(0.23)	(0.73)	(0.44)	(0.30)

Net asset value, end of year	$10.37	$11.80	$10.89	$10.91	$11.25
Total return[2]	(7.45)%	10.66%	7.15%	1.00%	10.72%

Net assets, end of year (millions)	$1,150	$1,057	$567	$513	$180

Ratios to average net assets:
Gross expenses	1.30%	1.30%	1.34%[3]	1.35%[3]	1.58%[3]
Net expenses[4]	1.30	1.30	1.34 [3]	1.35 [3,5]	1.30 [3,5]
Net investment income	3.43	3.01	3.45	3.28	3.08

Portfolio turnover rate	113%[6]	150%[6]	295%[6]	105%[6]	122%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions , taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

56	Western Asset Macro Opportunities Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.83	$10.92	$10.93	$11.25	$10.47

Income (loss) from operations:
Net investment income	0.39	0.34	0.37	0.37	0.38
Net realized and unrealized gain (loss)	(1.22)	0.81	0.36	(0.25)	0.70
Total income (loss) from operations	(0.83)	1.15	0.73	0.12	1.08

Less distributions from:
Net investment income	(0.39)	(0.20)	(0.32)	(0.26)	(0.10)
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)
Total distributions	(0.61)	(0.24)	(0.74)	(0.44)	(0.30)

Net asset value, end of year	$10.39	$11.83	$10.92	$10.93	$11.25
Total return[2]	(7.45)%	10.83%	7.22%	1.19%	10.62%

Net assets, end of year (millions)	$166	$172	$180	$105	$49

Ratios to average net assets:
Gross expenses	1.21%	1.21%	1.23%[3]	1.25%[3]	1.30%[3]
Net expenses[4]	1.21	1.21	1.23 [3]	1.25 [3]	1.04 [3,5]
Net investment income	3.49	3.08	3.55	3.36	3.43

Portfolio turnover rate	113%[6]	150%[6]	295%[6]	105%[6]	122%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Annual Report	57

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

58	Western Asset Macro Opportunities Fund 2018 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Macro Opportunities Fund 2018 Annual Report	59

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes
Energy	—	$67,738,706	$0	*	$67,738,706
Other Corporate Bonds & Notes	—	361,282,559	—		361,282,559
Sovereign Bonds	—	395,422,085	—		395,422,085
U.S. Government & Agency Obligations	—	274,364,690	—		274,364,690
Collateralized Mortgage Obligations	—	106,572,138	—		106,572,138
Asset-Backed Securities	—	35,396,573	—		35,396,573
Non-U.S. Treasury Inflation Protected Securities	—	34,281,448	—		34,281,448
Senior Loans	—	30,540,538	—		30,540,538
Municipal Bonds	—	5,811,517	—		5,811,517
Purchased Options:
Exchange-Traded Purchased Options	$575,165	—	—		575,165
OTC Purchased Options	—	4,185,694	—		4,185,694
Common Stocks:
Energy	415,349	534,063	—		949,412
Preferred Stocks	399,809	—	—		399,809
Total Long-Term Investments	1,390,323	1,316,130,011	0	*	1,317,520,334
Short-Term Investments†:
Sovereign Bonds	—	5,561,334	—		5,561,334
Money Market Funds	—	18,100	—		18,100
Total Short-Term Investments	—	5,579,434	—		5,579,434
Total Investments	$1,390,323	$1,321,709,445	$0	*	$1,323,099,768
Other Financial Instruments:
Futures Contracts	$21,129,463	—	—		$21,129,463
Forward Foreign Currency Contracts	—	$12,215,652	—		12,215,652
Centrally Cleared Interest Rate Swaps	—	23,335,181	—		23,335,181
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	298,177	—		298,177
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	328,107	—		328,107
OTC Interest Rate Swaps‡	—	17,114,620	—		17,114,620
Total Other Financial Instruments	$21,129,463	$53,291,737	—		$74,421,200
Total	$22,519,786	$1,375,001,182	$0	*	$1,397,520,968

60	Western Asset Macro Opportunities Fund 2018 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$3,355,539	—	—	$3,355,539
OTC Written Options	—	$3,214,450	—	3,214,450
Futures Contracts	42,025,829	—	—	42,025,829
Forward Foreign Currency Contracts	—	8,110,138	—	8,110,138
OTC Credit Default Swaps on Sovereign Issues — Sell Protection‡	—	261,699	—	261,699
Centrally Cleared Interest Rate Swaps	—	36,073,000	—	36,073,000
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	716,122	—	716,122
Total	$45,381,368	$48,375,409	—	$93,756,777

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Western Asset Macro Opportunities Fund 2018 Annual Report	61

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio

62	Western Asset Macro Opportunities Fund 2018 Annual Report

transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Macro Opportunities Fund 2018 Annual Report	63

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2018, the total notional value of all credit default swaps to sell protection was $220,320,000 and EUR 9,599,568. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

64	Western Asset Macro Opportunities Fund 2018 Annual Report

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts

Western Asset Macro Opportunities Fund 2018 Annual Report	65

Notes to financial statements (cont’d)

written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in

66	Western Asset Macro Opportunities Fund 2018 Annual Report

response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.

Western Asset Macro Opportunities Fund 2018 Annual Report	67

Notes to financial statements (cont’d)

For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(o) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

68	Western Asset Macro Opportunities Fund 2018 Annual Report

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Macro Opportunities Fund 2018 Annual Report	69

Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2018, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $11,586,287. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,380,000, which could be used to reduce the required payment.

At October 31, 2018, the Fund held non-cash collateral from Banc of America Securities LLC, Barclays Bank PLC, Goldman Sachs Group Inc., JPMorgan Chase & Co. and Morgan Stanley & Co. Inc. in the amounts of $9,913,901, $211,354, $3,226,880, $2,340,777 and $17,355 respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

70	Western Asset Macro Opportunities Fund 2018 Annual Report

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(v) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon the disposition of the securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2018, there were $6,605 of capital gains tax liabilities accrued on unrealized gains.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(25,145,720)	$25,145,720

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of distributions from underlying securities, book/tax differences in the treatment of swap contracts, book/tax differences in the treatment of partnership investments, and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company)

Western Asset Macro Opportunities Fund 2018 Annual Report	71

Notes to financial statements (cont’d)

(“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd. in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 1.85%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $1,205.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires September 30, 2020	—	—	—	$1,205	—	—
Total fee waivers/expense reimbursements subject to recapture	—	—	—	$1,205	—	—

For the year ended October 31, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class A2
LMPFA recaptured	$328

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

72	Western Asset Macro Opportunities Fund 2018 Annual Report

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$17,549	$2,360	—
CDSCs	1,587	—	$8,657

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$461,014,180	$1,316,268,551
Sales	254,262,410	1,394,166,847

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,442,341,291	$9,992,544	$(129,234,067)	$(119,241,523)
Swap contracts	(870,983)	41,177,087	(36,789,122)	4,387,965
Written options	(8,788,786)	4,141,140	(1,922,343)	2,218,797
Futures contracts	—	21,129,463	(42,025,829)	(20,896,366)
Forward foreign currency contracts	—	12,215,652	(8,110,138)	4,105,514

Western Asset Macro Opportunities Fund 2018 Annual Report	73

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2018.

	ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$549,165	$4,136,276	$75,418	$4,760,859
Futures contracts[3]	19,835,553	1,293,910	—	21,129,463
OTC swap contracts[4]	17,114,620	—	—	17,114,620
Centrally cleared swap contracts[5]	23,335,181	—	626,284	23,961,465
Forward foreign currency contracts	—	12,215,652	—	12,215,652
Total	$60,834,519	$17,645,838	$701,702	$79,182,059

	LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$3,355,539	$3,146,064	$68,386	$6,569,989
Futures contracts[3]	38,461,986	3,563,843	—	42,025,829
OTC swap contracts[4]	—	—	261,699	261,699
Centrally cleared swap contracts[5]	36,073,000	—	716,122	36,789,122
Forward foreign currency contracts	—	8,110,138	—	8,110,138
Total	$77,890,525	$14,820,045	$1,046,207	$93,756,777

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.
[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

74	Western Asset Macro Opportunities Fund 2018 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(18,713,431)	$(16,130,074)	$(268,012)	$(35,111,517)
Written options	41,606,374	15,189,988	383,007	57,179,369
Futures contracts	(52,030,826)	(1,137,684)	—	(53,168,510)
Swap contracts	31,034,248	—	3,476,498	34,510,746
Forward foreign currency contracts	—	(16,213,467)	—	(16,213,467)
Total	$1,896,365	$(18,291,237)	$3,591,493	$(12,803,379)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(189,542)	$(382,367)	$(47,746)	$(619,655)
Written options	182,801	1,912,414	(1,922)	2,093,293
Futures contracts	(4,391,914)	(460,675)	—	(4,852,589)
Swap contracts	(14,354,837)	—	(964,176)	(15,319,013)
Forward foreign currency contracts	—	1,801,559	—	1,801,559
Total	$(18,753,492)	$2,870,931	$(1,013,844)	$(16,896,405)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$5,272,816
Written options	7,023,135
Futures contracts (to buy)	3,510,023,618
Futures contracts (to sell)	3,090,008,856
Forward foreign currency contracts (to buy)	487,522,528
Forward foreign currency contracts (to sell)	710,705,535

Average Notional Balance
Interest rate swap contracts	$2,226,654,845
Credit default swap contracts (to buy protection)	35,587,291
Credit default swap contracts (to sell protection)	276,605,043

Western Asset Macro Opportunities Fund 2018 Annual Report	75

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Banc of America Securities LLC	$12,294,374	$(2,255,706)	$10,038,668	$(9,913,901)	$124,767
Barclays Bank PLC	994,587	(1,198,008)	(203,421)	(211,354)	(414,775)
Citibank N.A.	8,213,447	(4,706,448)	3,506,999	1,380,000	4,886,999
Goldman Sachs Group Inc.	3,850,120	(865,572)	2,984,548	(3,226,880)	(242,332)
JPMorgan Chase & Co.	7,815,076	(2,556,294)	5,258,782	(2,340,777)	2,918,005
Morgan Stanley & Co. Inc.	348,362	(4,259)	344,103	(17,355)	326,748
Total	$33,515,966	$(11,586,287)	$21,929,679	$(14,330,267)	$7,599,412

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$121,286	$63,040
Class A2	1,855	902
Class C	400,536	34,243
Class FI	121,874	97,381
Class I	—	1,138,011
Class IS	—	2,138
Total	$645,551	$1,335,715

76	Western Asset Macro Opportunities Fund 2018 Annual Report

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class FI	$1,205
Class I	—
Class IS	—
Total	$1,205

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$1,391,661	$897,346
Class A2	20,743	95	[1]
Class C	953,655	228,699
Class FI	2,544,996	361,756
Class I	35,945,106	10,849,972
Class IS	6,144,031	3,462,346
Total	$47,000,192	$15,800,214

Net Realized Gains:
Class A	$862,737	$203,059
Class A2	11,493	17	[1]
Class C	723,482	98,781
Class FI	1,508,868	86,353
Class I	20,171,093	2,056,743
Class IS	3,380,668	627,093
Total	$26,658,341	$3,072,046

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

7. Capital shares

At October 31, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,246,396	$25,258,621	2,920,764	$32,872,931
Shares issued on reinvestment	176,864	2,003,869	76,597	801,204
Shares repurchased	(2,372,595)	(26,096,029)	(5,017,466)	(55,991,517)
Net increase (decrease)	50,665	$1,166,461	(2,020,105)	$(22,317,382)

Western Asset Macro Opportunities Fund 2018 Annual Report	77

Notes to financial statements (cont’d)

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares		Amount

Class A2
Shares sold	78,576	$886,800	30,551	[1]	$356,036	[1]
Shares issued on reinvestment	2,871	32,236	11	[1]	112	[1]
Shares repurchased	(61,257)	(657,608)	(18)	[1]	(202)	[1]
Net increase	20,190	$261,428	30,544	[1]	$355,946	[1]

Class C
Shares sold	1,164,454	$13,063,748	1,334,659		$14,966,550
Shares issued on reinvestment	119,685	1,342,867	24,580		255,137
Shares repurchased	(1,352,590)	(14,535,058)	(853,598)		(9,413,355)
Net increase (decrease)	(68,451)	$(128,443)	505,641		$5,808,332

Class FI
Shares sold	799,796	$9,024,920	5,108,857		$59,389,568
Shares issued on reinvestment	358,077	4,053,427	42,826		447,966
Shares repurchased	(5,109,878)	(57,866,417)	(563,824)		(6,341,956)
Net increase (decrease)	(3,952,005)	$(44,788,070)	4,587,859		$53,495,578

Class I
Shares sold	69,783,916	$780,451,244	58,257,995		$653,867,804
Shares issued on reinvestment	3,420,098	38,681,306	887,748		9,276,967
Shares repurchased	(51,867,720)	(566,172,330)	(21,634,748)		(240,297,928)
Net increase	21,336,294	$252,960,220	37,510,995		$422,846,843

Class IS
Shares sold	5,350,605	$60,069,554	4,273,017		$47,241,418
Shares issued on reinvestment	509,818	5,776,238	270,619		2,830,677
Shares repurchased	(4,438,335)	(48,800,337)	(6,545,999)		(75,000,816)
Net increase (decrease)	1,422,088	$17,045,455	(2,002,363)		$(24,928,721)

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended October 31, 2018. The following transactions were effected in shares of such companies for the year ended October 31, 2018.

78	Western Asset Macro Opportunities Fund 2018 Annual Report

	Affiliate Value at October 31, 2017	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$10,800,000	$945,825,415	945,825,415	$956,607,315	956,607,315

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2018
Western Asset Government Cash Management Portfolio LLC	—	$302,599	—	$18,100

9. Restricted securities

The following Fund investment is restricted as to resale and, in the absence of readily ascertainable market values, is valued in good faith in accordance with procedures approved by the Board of Directors.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/2018	Value Per Share	Percent of Net Assets
Berry Petroleum Corp. Common Stock	39,107	2/17, 7/18, 9/18	$418,974	$534,063	$13.66	0.04%

10. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended October 31, 2018, the Fund incurred a commitment fee in the amount of $11,323. The Fund did not utilize the Redemption Facility during the year ended October 31, 2018.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$54,263,798	$15,800,214
Net long-term capital gains	19,394,735	3,072,046
Total distributions paid	$73,658,533	$18,872,260

Western Asset Macro Opportunities Fund 2018 Annual Report	79

Notes to financial statements (cont’d)

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$21,974,119
Deferred capital losses*	(18,584,942)
Other book/tax temporary differences(a)	12,644,097
Unrealized appreciation/(depreciation)(b)	(130,309,930)
Total accumulated earnings/(losses) — net	$(114,276,656)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures, options, and foreign currency contracts, the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses. and other book/tax adjustments.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax adjustments.

12. Subsequent event

Effective November 19, 2018, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

80	Western Asset Macro Opportunities Fund 2018 Annual Report

Report of independent registered public

accounting firm

To the Board of Directors of Western Asset Funds, Inc. and

Shareholders of Western Asset Macro Opportunities Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Macro Opportunities Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Macro Opportunities Fund 2018 Annual Report	81

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

82	Western Asset Macro Opportunities Fund

Independent Directors† cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001 to 2017)

Western Asset Macro Opportunities Fund	83

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

84	Western Asset Macro Opportunities Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Macro Opportunities Fund	85

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

86	Western Asset Macro Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/19/2017
Payable date:	12/20/2017
Ordinary income:
Qualified dividend income for individuals	4.80%
Dividends qualifying for the dividends
received deduction for corporations	4.80%
Interest from Federal Obligations	11.20%
Long-term capital gain dividend	$0.157250

Please retain this information for your records.

Western Asset Macro Opportunities Fund	87

Western Asset

Macro Opportunities Fund

Directors

William E.B. Siart Chairman

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer Agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

Pricewaterhouse Coopers LLP

Baltimore, MD

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/18 SR18-3508

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,236 in October 31, 2017 and in $62,461 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,000 in October 31, 2017 and $0 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,510 in October 31, 2017 and $0 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2017 and $0 in October 31, 2018, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $271,895 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William E. B. Siart

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2018

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2018